Exhibit 99.1

Unaudited Combined Financial Statements

Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures, LLC

As of March 31, 2008 and December 31, 2007 and for the Three Months Ended March 31, 2008 and 2007

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Combined Balance Sheets

	March 31	December 31
	2008	2007
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,485,747	$2,210,845
Marketable securities	4,065,884	5,882,253
Accounts receivable – trade, net	5,600,527	8,402,933
Inventories, net	8,787,869	7,419,700
Prepaid expenses and other current assets	705,410	622,844
Total current assets	23,645,437	24,538,575

Property, plant and equipment, net	43,681,823	44,340,640

Other assets:
Deposits	219,363	197,474
Other assets	951,738	965,450
	1,171,101	1,162,924

Total assets	$68,498,361	$70,042,139

1

	March 31	December 31
	2008	2007
	(Unaudited)
Liabilities and shareholders’ equity
Current liabilities:
Current maturities of bank notes and capital leases	$1, 197,561	$1,324,133
Current maturities of long-term debt	298,485	100,716
Due to related parties	943,605	940,626
Shareholders’ loan payable	250,000	250,000
Accounts payable	8,461,712	8,416,888
Accrued expenses	1,540,135	1,776,486
Total current liabilities	12,691,498	12,808,849

Other liabilities:
Bank notes and capital leases, less current maturities	4,838,549	5,137,752
Long-term debt, less current maturities	33,209,757	33,436,238
Shareholders’ loans payable	1,875,000	1,875,000
Total other liabilities	39,923,306	40,448,990
Total liabilities	52,614,804	53,257,839

Commitments and contingencies (Note 8)

Shareholders’ equity:
Common stock, no par value, 400 shares authorized, 110 shares issued and outstanding, at March 31, 2008 and December 31, 2007	5,500	5,500
Additional paid-in capital	178,703	178,703
Accumulated other comprehensive (loss) income	(559,191)	445,235
Retained earnings	16,258,545	16,154,862
Total shareholders’ equity	15,883,557	16,784,300
Total liabilities and shareholders’ equity	$68,498,361	$70,042,139

See accompanying notes to combined financial statements.

2

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Combined Statements of Operations

	Three Months Ended March 31
	2008	2007
	(Unaudited)	(Unaudited)

Net sales	$20,323,000	$17,430,783
Cost of sales	15,841,076	13,082,129
Gross profit	4,481,924	4,348,654

Operating expenses:
Selling and delivery	1,368,784	1,152,288
General and administrative	1,777,488	1,716,254
Total operating expenses	3,146,272	2,868,542
Operating income	1,335,652	1,480,112

Other income (expenses):
Interest income	42,702	77,361
Interest expense	(602,949)	(421,442)
Other income, net	11,328	—
Total other expenses - net	(548,919)	(344,081)
Income before tax	786,733	1,136,031

Tax expense	3,050	126
Net income	$783,683	$1,135,905

See accompanying notes to combined financial statements.

3

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Combined Statements of Cash Flows

	Three Months Ended March 31
	2008	2007
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income	$783,683	$1,135,905
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	1,001,602	1,267,278
Unrealized loss on securities	(1,004,426)	—
Changes in assets and liabilities:
Accounts receivable - trade	2,802,406	1,657,836
Inventories	(1,368,169)	(640,901)
Prepaid expenses and other current assets	1,733,803	(5,278,867)
Deposits and other assets	(5,198)	(101,061)
Accounts payable and accrued expenses	(191,527)	(1,576,537)
Total adjustments	2,968,491	(4,672,252)
Net cash provided by (used in) operating activities	3,752,174	(3,536,347)

Cash flows from investing activities
Capital expenditures, net	(342,785)	(63,476)
Net cash used in investing activities	(342,785)	(63,476)

Cash flows from financing activities
Distributions to stockholders	(680,000)	(309,000)
Repayment of bank notes payable and capital leases	(425,775)	(451,403)
Repayment of long-term debt	(28,712)	(137,165)
Net cash used in financing activities	(1,134,487)	(897,568)
Net increase (decrease) in cash and cash equivalents	2,274,902	(4,497,391)
Cash and cash equivalents, beginning of period	2,210,845	7,756,967
Cash and cash equivalents, end of period	$4,485,747	$3,259,576

See accompanying notes to combined financial statements.

4

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements

March 31, 2008

1. Basis of Financial Statement Presentation

The accompanying unaudited interim combined financial statements include the accounts of Atlantic Paper & Foil Corp. of NY, (“AP&F NY”), Consumer Licensing Corporation, (“CLC”), Atlantic Paper & Foil, LLC (“AP&F LLC”), Atlantic Paper & Foil of Georgia, LLC (“APFG”), Atlantic Lakeside Properties, LLC (“ALP”) Blue Skies EL 600, LLC (“Blue”) and 260G Ventures, LLC (“260G”). APFG and ALP were formed in December 2002 as part of a real property purchase and sale agreement between APFG, ALP and AP&F NY and an unrelated third party.  The financial statements of these entities (collectively referred to as the “Company” or “Companies”) are being presented on a combined basis due to common ownership and control. All significant intercompany balances and transactions have been eliminated.

These statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.  The Company believes the unaudited combined interim financial statements have been prepared on the same basis as its audited financial statements as of and for the year ended December 31, 2007 and include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  Operating results for the three months ended March 31, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standard Board (“FASB”) issued Financial Accounting Standards No. 157,”Fair Value Measurements” (“FAS 157”).  The Company was required to adopt the provisions of FAS 157 effective January 1, 2008.  FAS 157 provides a common fair value hierarchy for companies to follow in determining fair value measurements in the preparation of financial statements and expands disclosure requirements relating to how such fair value measurements were developed.  FAS 157 clarifies the principle that fair value should be based on the assumptions that the marketplace would use when pricing an asset or liability, rather than company specific data.  The adoption of FAS 157 did not have a material impact on the Company’s results of operations and financial position.

5

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements (continued)

1. Basis of Financial Statement Presentation (continued)

In February 2007, the FASB issued Financial Accounting Standards No.159, “The Fair Value Option for Financial Assets and Liabilities, Including an amendment of FASB Statement No. 115” (“FAS 159”).  This Standard permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  FAS 159 was effective as of the beginning of 2008 and the Company chose not to adopt these fair value provisions.

2. Inventories

Inventories are summarized as follows:

	March 31, 2008	December 31, 2007

Raw materials	$6,094,516	$5,175,306
Finished goods	3,028,852	2,572,023
	9,123,368	7,747,329

Less: Inventory reserves	(335,499)	(327,629)
	$8,787,869	$7,419,700

3. Related Party Transactions

A corporation related through common ownership provides shipping and handling services to the Company. The Company purchased approximately $110,000 and $156,000 in shipping and handling services from this related party in the three months ended March 31, 2008 and 2007, respectively.

6

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements (continued)

4. Bank Notes Payable and Capital Leases

Bank notes payable and capital leases consist of the following:

	March 31, 2008	December 31, 2007

Term note maturing May 2008 (A)	$56,658	$171,741
Term note maturing August 2009 (B)	1,161,461	1,342,667
Term note maturing November 2009 (C)	297,575	345,593
Term note maturing January 2010 (D)	103,627	118,963
Term notes maturing through July 2101 (E)	436,132	463,705
Capitalized lease (F)	3,980,657	4,019,216
	6,036,110	6,461,885

Less: current portion	1,197,561	1,324,133
	$4,838,549	$5,137,752

(A)    In May 2003, APFG signed three term notes for $1,990,000, the proceeds of which were used to pay for equipment. The notes provides for 60 monthly payments of $38,361 each, including interest at the rate of 5.88% per annum.

(B)    In August 2004, ALP entered into a term note in the amount of $3,100,000 for the purchase of equipment. The note provides for 60 monthly payments of $60,402 each commencing December 2004, including interest at the rate of 5.98% per annum. The note is collateralized by the equipment.

(C)    In September 2004, AP&F NY entered into a term note in the amount of $820,000 for the purchase of equipment. The note provides for 60 monthly payments of $16,006 each commencing December 2004, including interest at the rate of 6.40% per annum. The note is collateralized by the equipment.

(D)    In January 2005, AP&F LLC entered into a term note in the amount of $260,000 for the purchase of equipment. The note provides for 60 monthly payments of $5,112 each, commencing February 2005, including interest at the rate of 6.55% per annum. The note is collateralized by the equipment.

(E)     Various notes with maturity dates ranging from October 2007 through July 2012 were used to purchase automobiles and other equipment. The notes provide for monthly payments ranging from $380 to $1,604, with interest rates ranging from zero to 7.99% per annum.

7

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements (continued)

4. Bank Notes Payable and Capital Leases (continued)

(F)                   The Company leases property and a building from ALP under a capital lease, expiring in January 2026, payable in monthly installments of $32,000 including imputed interest at a rate of 6.7%.

5. Long-Term Debt

Long-term debt consists of the following:

	March 31, 2008	December 31, 2007

Second Mortgage (A)	4,750,000	4,750,000
GE Capital Loan - Airplane (C)	22,622,129	22,622,129
Thomaston Development Authority Edge Grant (B)	1,700,000	1,700,000
Mortgage payable - bank maturing December 2030 (D)	4,436,113	4,464,825
	33,508,242	33,536,954

Less: current portion	298,485	100,716
	$33,209,757	$33,436,238

(A)      Second Mortgage:

In September 2006, APFC NY entered into a second mortgage agreement in the amount of $4,750,000. The loan provides for interest only payments for the first twenty-four months, at the interest rate of 7.05%. After that, the agreement calls for monthly payments of principal and interest of $34,200 through September 2025 and a balloon payment in October 2025 for the remaining balance due.

(B)      Edge Grant:

Borrowings issued by the Thomaston Development Authority in connection with the Thomaston facility purchase are non-interest bearing and contain repayment features subject to minimum annual levels of capital investment and employee workforce through 2010. Repayment of the Edge grant is predicated on a pro-rata portion of the above thresholds not being met through 2010. If the threshold criteria is met throughout the term of the grant, no repayment is warranted. At March 31, 2008 and December 31, 2007, the

8

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements (continued)

5. Long-Term Debt (continued)

entire grant has been classified as a long-term debt. Although the Companies have achieved some investment and workforce levels through 2008, there is uncertainty as to whether they will achieve the investment and workforce thresholds as outlined in the agreement through 2010 and the impact that will have on the required repayment.

(C)      GE Capital Loan - Airplane:

In November 2007, Blue entered into a loan agreement for $22,622,129 in connection with an airplane purchase. The loan provides for interest only payments for the first twelve months, at the interest rate of 6.16%.  After that, the agreement calls for monthly payments of principal and interest through November 2016 of $200,910 and a balloon payment in December 2016 for the remaining balance due.

(D)      Mortgage Payable - Bank Maturing December 2030:

In December 2005, AP&F NY entered into a mortgage agreement in the amount of $4,624,027 to be used to refinance and consolidate previously existing debt. The loan provides for interest and principal payments in the amount of approximately $30,900. The loan bears interest at 6.4% per annum and the repayment term is through December 2030.

6. Shareholders’ Loans Payable

Shareholders’ loans are subordinated to the banks, due on demand and are non-interest bearing (Notes 4 and 5).

7. Comprehensive Income (Loss)

The components of comprehensive income (loss) for the three months ended March 31, 2008 and 2007 are as follows:

	Three Months Ended
	March 31, 2008	March 31, 2007
Net income	$783,683	$1,135,905
Change in unrealized gain (loss) on securities	(1,004,426)	—
Comprehensive income (loss)	$(220,743)	$1,135,905

9

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260G Ventures, LLC

Notes to Combined Financial Statements (continued)

8.  Commitments and Contingencies

Through the normal course of operations, the Company is party to various litigation activities.  Given the status of these procedures, the criteria for accrual of any potential loss have not been satisfied and therefore, the Company has not established an accrual for any such loss in the combined financial statements at March 31, 2008.

9. Subsequent Event

On July 2, 2008, the Company consummated the sale of certain assets, and assumption of certain liabilities, of Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation (collectively, the “Sellers”) pursuant to a definitive asset purchase agreement between the Company and the Cellu Tissue Holdings, Inc.  The aggregate purchase price paid was $68,000,000, including a cash payment at closing of $61,700,000 and the issuance of a promissory note by Cellu Tissue Holdings, Inc. to Atlantic Paper & Foil Corp. of N.Y. in the aggregate principal amount equal of $6,300,000 plus the assumption of certain liabilities.

10

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260G Ventures LLC

Combined Financial Statements

Year Ended December 31, 2007

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Financial Statements

Year Ended December 31, 2007

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Contents

Independent Auditors’ Report	3

Combined financial statements:
Balance sheet	4
Statement of income and comprehensive income	5
Statement of shareholders’ equity and members’ capital	6
Statement of cash flows	7
Summary of significant accounting policies	8-12
Notes to combined financial statements	13-23

Independent Auditors’ Report

To the Board of Directors

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Hauppauge, New York

We have audited the accompanying combined balance sheet of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC (collectively, the “Company’s”) as of December 31, 2007, and the related combined statements of income and comprehensive income, shareholders’ equity and members’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC, Atlantic Lakeside Properties, LLC, Blue Skies EL 600, LLC and 260 G Ventures LLC at December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 14 to the financial statements, the financial statements for the fiscal year ended December 31, 2007, have been restated.

/s/ BDO Seidman, LLP

February 19, 2008, except for Note 14 as to which the date is September 18, 2008.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Balance Sheet

December 31,	2007
(Restated)
Assets
Current:
Cash and cash equivalents	$2,210,845
Marketable securities	5,882,253
Accounts receivable – trade (Note 10(a)) net of allowance for doubtful accounts of $28,215	8,402,933
Inventories – net (Note 1)	7,419,700
Equipment spare parts inventory	250,000
Prepaid expenses and other current assets	372,844
Total current assets	24,538,575
Property, plant and equipment, less accumulated depreciation and amortization (Notes 3, 4(a), 5 and 6)	40,493,320
Property and building under capitalized lease – Gilpin (Note 4(b))	3,847,320
Deposits	197,474
Other assets	965,450
$70,042,139
Liabilities and Shareholders’ Equity and Members’ Capital
Current:
Current maturities of bank notes and loans payable (Note 5)	$1,205,832
Current maturity of capitalized Gilpin lease (Note 7)	118,301
Current maturities of long-term debt (Note 6)	100,716
Accounts payable	8,416,888
Accrued expenses and taxes payable	1,776,486
Due to related parties (Note 2(c))	940,626
Due to shareholders, unsubordinated	250,000
Total current liabilities	12,808,849
Bank notes and loans payable, less current maturities (Note 5)	1,236,837
Long-term capitalized Gilpin lease (Note 7)	3,900,915
Long-term debt, less current maturities (Note 6)	33,436,238
Shareholders’ loans payable, subordinated (Note 8)	1,875,000
Total liabilities	53,257,839
Commitments and contingencies (Notes 5, 6 and 9)
Shareholders’ equity and members’ capital
Common stock (Note 11)	5,500
Additional paid-in capital (Note 11)	178,703
Accumulated other comprehensive income	445,235
Retained earnings and members’ capital (Notes 12 and 14)	16,154,862
Total shareholders’ equity and members’ capital	16,784,300
$70,042,139

See accompanying notes to combined financial statements.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Statement of Income and Comprehensive Income

Year ended December 31,	2007
(Restated)
Net sales (Note 10(a))	$79,443,648
Cost of sales (Note 10(b))	59,290,285
Gross profit	20,153,363
Operating expenses (income):
Selling and delivery (Note 2)	5,138,618
General and administrative	5,768,377
Gain on sale of aircraft	(1,235,820)
Total operating expenses - net	9,671,175
Operating income	10,482,188
Other income (expenses):
Interest and other income	145,869
Interest expense	(1,609,621)
Interest on capitalized lease obligation	(273,344)
Other expense	(3,419)
Total other expenses – net	(1,740,515)
Income before tax expense	8,741,673
Tax expense (Note 12)	3,596
Net income	8,738,077
Other comprehensive income:
Unrealized gain in marketable securities (net of zero tax)	445,235
Comprehensive income:	$9,183,312

See accompanying notes to combined financial statements.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Combined Statement of Shareholders’ Equity and Members’ Capital

	Common stock (Note 10)	Additional Paid-in Capital	Retained Earnings and Members’ Capital	Accumulated other Comprehensive Income	Total Shareholders’ Equity and Members’ Capital
Balance, December 31, 2006, as restated	$5,500	$178,703	$13,520,785	—	$13,704,988
Net income (Restated)	—	—	8,738,077	—	8,738,077
Increase in equity related to 260 G Ventures (Note 2(b))	—	—	76,000	—	76,000
S corporation distributions	—	—	(6,180,000)	—	(6,180,000)
Unrealized gain on marketable securities, net	—	—	—	445,235	445,235
Balance, December 31, 2007	$5,500	$178,703	$16,154,862	$445,235	$16,784,300

See accompanying notes to combined financial statements.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Combined Statement of Cash Flows (Note 13)

Year ended December 31,	2007
(Restated)
Cash flows from operating activities:
Net income	$8,738,077
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,507,346
Depreciation of capitalized building	189,299
Gain on sale of aircraft	(1,235,820)
Changes in assets and liabilities:
Accounts receivable – trade	(433,586)
Inventories	(1,696,207)
Equipment spare parts inventory	(250,000)
Prepaid expenses and other current assets	(179,319)
Other assets	(366,483)
Accounts payable	136,076
Accrued expenses and taxes payable	50,741
Due to related parties	1,113,210
Net cash provided by operating activities	9,573,334
Cash flows from investing activities:
Capital expenditures	(3,145,886)
Equity investment in 260 G Ventures, LLC	76,000
Investment in marketable securities	(5,437,018)
Proceeds from sale of property and equipment	13,513,500
Net cash provided by investing activities	5,006,596
Cash flows from financing activities:
Distribution to stockholders’	(6,180,000)
Repayments of bank notes payable	(1,312,256)
Proceeds from bank notes payable	53,066
Loans from shareholders	250,000
Repayments of long-term debt	(12,826,206)
Repayments of capitalized lease	(110,656)
Net cash used in financing activities	(20,126,052)
Net decrease in cash and cash equivalents	(5,546,122)
Cash and cash equivalents, beginning of year	7,756,967
Cash and cash equivalents, end of year	$2,210,845

See accompanying notes to combined financial statements.

Atlantic Paper & Foil Corp. of NY,
Consumer Licensing Corporation,
Atlantic Paper & Foil, LLC,
Atlantic Paper & Foil of Georgia, LLC,
Atlantic Lakeside Properties, LLC,
Blue Skies EL 600, LLC,
and 260 G Ventures LLC
Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The combined financial statements include the accounts of Atlantic Paper & Foil Corp. of NY, (“AP&F”), Consumer Licensing Corporation, (“CLC”), Atlantic Paper and Foil, LLC, Atlantic Paper and Foil of Georgia, LLC (“APFG”) and Atlantic Lakeside Properties, LLC (“ALP”), Blue Skies EL 600, LLC (Blue) and 260 G Ventures LLC (260 G). APFG and ALP were formed in December 2002 as part of a real property purchase and sale agreement between APFG, ALP and AP&F and an unrelated third party (See Note 3). The financial statements of these entities (collectively referred to as the “Company” or “Companies”) are being presented on a combined basis due to common ownership and control. All significant intercompany balances and transactions have been eliminated.

Description of Business

AP&F, APFG, are engaged in the manufacture, conversion and sale of paper products and packaging material. ALP owns and manages the Thomaston Georgia facility. CLC was formed for the purpose of obtaining design licenses for tissue boxes and reselling them. CLC has had no activity since 2001 other than the settlement of certain liabilities. Blue is engaged in the charter of an airplane both for the companies benefit as well as for outside charters. 260 G is an investment company that currently has invested funds in a brokerage account with an investment bank (See Note 2(b)).

Revenue Recognition

Sales are recognized upon the shipment of finished goods to customers. Allowances for cash discounts and returns are recorded in the period in which the related sale is recognized. Revenue is recognized for airplane charters when the service is provided and investment income is recognized when earned. There were no airplane charters to outside third parties in 2007.

Atlantic Paper & Foil Corp. of NY,
Consumer Licensing Corporation,
Atlantic Paper & Foil, LLC,
Atlantic Paper & Foil of Georgia, LLC,
Atlantic Lakeside Properties, LLC,
Blue Skies EL 600, LLC,
and 260 G Ventures LLC
Summary of Significant Accounting Policies

Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States. The accounting principles used require the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods presented. The Company believes in the quality and reasonableness of its critical accounting policies; however, it is likely that materially different amounts would be reported under different conditions or using assumptions different from those that the Company has consistently applied.

Cash and Cash Equivalents

The Company considers all highly liquid cash instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due for products sold. The accounts receivable are due under normal trade terms requiring payment within 30 days from the invoice date. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible and any balances determined to be uncollectible are written off. Although no assurance can be given as to the collectibility of the accounts receivable, based on the information available, management believes all balances are collectible.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

Atlantic Paper & Foil Corp. of NY,
Consumer Licensing Corporation,
Atlantic Paper & Foil, LLC,
Atlantic Paper & Foil of Georgia, LLC,
Atlantic Lakeside Properties, LLC,
Blue Skies EL 600, LLC,
and 260 G Ventures LLC
Summary of Significant Accounting Policies

Investments

Investments in marketable securities, which consist of debt and equity securities, are classified as available for sale under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, and are stated at fair market value. At December 31, 2007 the cost of marketable securities and short-term investments was approximately $5,437,000. Unrealized gains and losses are presented as a separate component of stockholder’s equity and member capital and in other comprehensive income.

Advertising Costs

Advertising costs are charged to expense in the year incurred and amounted to approximately $653 for the year ended December 31, 2007.

Property, Plant, Equipment and Depreciation

Property, plant and equipment is stated at cost. Depreciation is computed using both straight-line and accelerated methods over the estimated useful lives of the assets for both financial reporting and income tax purposes.

Long Lived Assets

Long lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value. There were no impairment losses incurred through December 31, 2007.

Atlantic Paper & Foil Corp. of NY,
Consumer Licensing Corporation,
Atlantic Paper & Foil, LLC,
Atlantic Paper & Foil of Georgia, LLC,
Atlantic Lakeside Properties, LLC,
Blue Skies EL 600, LLC,
and 260 G Ventures LLC
Summary of Significant Accounting Policies

Taxes on Income

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under this standard, deferred taxes on income are provided for those items for which the reporting period and methods for income tax purposes differ from those used for financial statement purposes using the asset and liability method. Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. For the year ended December 31, 2007, any deferred income tax liability (asset) resulting from temporary differences was immaterial.

The Company has elected to be taxed as an S Corporation or Partnership for federal tax purposes; therefore, federal taxes on the Company’s income are the responsibility of the individual stockholders or partners. The Company is liable for certain state taxes.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of temporary cash investments and accounts receivable.

The Company places its temporary cash investments with financial institutions insured by the FDIC. At times, such investments were in excess of the FDIC insurance limit.

Concentrations of credit risk with respect to trade receivables are limited due to the diverse group of manufacturers, wholesalers and retailers to whom the Companies sell (see Note 10). The Companies review a customer’s credit history and other public information where available before extending credit. The Companies have not established an allowance for doubtful accounts as none is considered necessary, based upon factors such as the credit risk of specific customers, historical trends, other information and past bad debt history which has been immaterial and within the Companies expectations.

Atlantic Paper & Foil Corp. of NY,
Consumer Licensing Corporation,
Atlantic Paper & Foil, LLC,
Atlantic Paper & Foil of Georgia, LLC,
Atlantic Lakeside Properties, LLC,
Blue Skies EL 600, LLC,
and 260 G Ventures LLC
Summary of Significant Accounting Policies

Shipping and Handling Costs

The Company follows Emerging Issues Task Force Statement No. 00-10, “Shipping and Handling Fees and Costs”, which requires that freight costs charged to customers be classified as revenues.

The Company has included freight out as a component of selling and delivery expenses which amounted to approximately $3,271,000 for the year ended December 31, 2007.

Fair Value of Financial Instruments

The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable, approximate fair value because of the current nature of these instruments. The carrying amounts of debt instruments approximate fair value based upon the terms of the instruments. The fair value of the loans due to and from affiliates and shareholders are difficult to estimate due to their related party nature.

Deferred Financing Costs

Eligible costs associated with obtaining debt financing are capitalized and amortized over the related term of the applicable debt instruments, which approximates the effective interest method. Amortization expense amounted to $39,075 for the year ended December 31, 2007.

Government Grants

The Company treats grants subject to repayment provisions as a liability and amortizes such liability against the value of the assets purchased with the grant funds as the Company reaches the defined thresholds which no longer require repayment.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

1.                                     Inventories

Inventories are summarized as follows:

December 31,	2007
Raw materials	$5,175,306
Finished goods	2,572,023
7,747,329
Less: Inventory Reserves	327,629
$7,419,700

2.                                     Related Party Transactions

a)	Terrapin Express Corp.

Terrapin Express Corp., a corporation related through common ownership, provides shipping and handling services to the Company. The Company purchased approximately $557,300 in shipping and handling services from this related party in 2007.

b)	260 G Ventures LLC

The members of 260 G effective October 31, 2007 assigned their membership interests to Atlantic Paper and Foil Corp. of N.Y. The operations of 260 G have been included in the combined financial statements effective as of that date.

c)	Atlantic Long Island Properties Inc.

AP&F and CLC on December 9, 2005 entered into a capital lease with Atlantic Long Island Properties, Inc. (“ALIP”) ending on January 31, 2026 (see Note 4(b)). Amounts due to ALIP at December 31, 2007 amounted to $940,626 and are expected to be paid in 2008.

3.                                     Acquisition and Financing of Thomaston Facility

In December 2002, AP&F entered into an Agreement of Sale, as amended, with an unaffiliated third party to purchase a 330,000 square foot manufacturing and distribution facility in Thomaston, Georgia. In conjunction with this Agreement, ALP was established as a real estate holding company to manage the facility and concurrently, APFG was created to operate the facility in accordance with a sublease agreement by and among ALP and APFG. AP&F, ALP and APFG are all under common ownership and control.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

The purchase price paid, net of acquisition expenses of approximately $300,000, amounted to approximately $3.7 million. The financing of this transaction ($2.3 million) was achieved partially through $4 million of Industrial Development Authority (“IDA”) Series 2002A bonds issued by Thomaston-Upson County, through a certain lease agreement between ALP and the IDA (the remainder of the bond proceeds were used for equipment financing and closing costs) and a $1.7 million Edge Grant issued by the Thomaston Development Authority to AP&F (See Note 6(b)).

4.            Property, Plant and Equipment

(a)                       Property, plant and equipment consists of the following:

December 31,	2007	Useful Life Years
Land	$1,940,000	—
Land improvements	260,865	15
Buildings and building improvements	7,268,122	7-39
Machinery, equipment and related production fixtures	25,128,965	3-7
Office furniture and equipment	392,259	3-7
Automobiles	571,698	5
Airplane	23,684,677	20
	59,246,586
Less: accumulated depreciation and amortization	18,753,266
Net property and equipment	$40,493,320

Property and Building under Capitalized Lease-Gilpin

(b)                      Property and building under capitalized lease – Gilpin (see Note 7 and 14) consists of the following:

December 31,	2007	Useful Life Years
Land	$424,169	—
Building	3,817,524	39
	4,241,693
Less: accumulated depreciation	394,373
Net property and equipment	$3,847,320

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

Depreciation expense for the year ended December 31, 2007 amounted to $3,657,570.

5.            Bank Notes Payable; Lines of Credit and Term Loans

Bank notes, lines of credit and loans payable consists of the following:

December 31,	2007
Term note maturing November 2007 (A)	$171,741
Term note maturing August 2009 (B)	1,342,667
Term note maturing November 2009 (C)	345,593
Term note maturing January 2010 (D)	118,963
Term notes maturing through July 2012 (E)	463,705
2,442,669
Less: current portion	1,205,832
$1,236,837

(A)                   In May 2003, AP&F signed three term notes for $1,990,000, the proceeds of which were used to pay for equipment. The notes provides for 60 monthly payments of $38,361 each, including interest at the rate of 5.88% per annum.

(B)                   In August 2004, ALP entered into a term note in the amount of $3,100,000 for the purchase of equipment. The note provides for 60 monthly payments of $60,402 each commencing December 2004, including interest at the rate of 5.98% per annum. The note is collateralized by the equipment.

(C)                  In September 2004, AP&F entered into a term note in the amount of $820,000 for the purchase of equipment. The note provides for 60 monthly payments of $16,006 each commencing December 2004, including interest at the rate of 6.40% per annum. The note is collateralized by the equipment.

(D)                  In January 2005, AP&F entered into a term note in the amount of $260,000 for the purchase of equipment. The note provides for 60 monthly payments of $5,112 each, commencing February 2005, including interest at the rate of 6.55% per annum. The note is collateralized by the equipment.

(E)                   Various notes with maturity dates ranging from October 2007 through July 2012 were used to purchase automobiles and other equipment. The notes provide for monthly payments ranging from $380 to $1,604, with interest rates ranging from zero to 7.99% per annum.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

Annual principal maturities of the Company’s bank notes payable are as follows:

Year ending December 31,
2008	$1,205,832
2009	1,035,853
2010	97,184
2011	79,322
2012	18,392
Thereafter	6,086
$2,442,669

Covenants

Certain of the debt agreement require, among other things, the maintenance of minimum tangible net worth amounts for the Company on a combined basis, as defined. The Company is in compliance with all its bank covenants as of December 31, 2007.

6.            Long-Term Debt

Long-term debt consists of the following:

December 31,	2007
Second mortgage (A)	$4,750,000
GE Capital Loan – Airplane (C)	22,622,129
Thomaston Development Authority Edge Grant (B)	1,700,000
Mortgage payable – bank maturing December 2030 (D)	4,464,825
33,536,954
Less: current portion	100,716
$33,436,238

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

(A)                   Second Mortgage

In September 2006, APFC NY entered into a second mortgage agreement in the amount of $4,750,000. The loan provides for interest only payments for the first twenty-four months, at the interest rate of 7.05%. After that, the agreement calls for monthly payments of principal and interest of $34,000 through September 2025 and a balloon payment in October 2025 for the remaining balance due.

(B)                   Edge Grant

Borrowings issued by the Thomaston Development Authority in connection with the Thomaston facility purchase are non-interest bearing and contain repayment features subject to minimum annual levels of capital investment and employee workforce through 2010. Repayment of the Edge grant is predicated on a pro-rata portion of the above thresholds not being met through 2010. If the threshold criteria is met throughout the term of the grant, no repayment is warranted. At December 31, 2007, the entire grant has been classified as a long term debt. Although the Companies have achieved some investment and workforce levels through 2007, there is uncertainty as to whether they will achieve the investment and workforce thresholds as outlined in the agreement through 2010 and the impact that will have on the required repayment.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

(C)          GE Capital Loan - Airplane

In November 2007, Blue Skies entered into a loan agreement for $22,622,129 in connection with an airplane purchase.

The loan provides for interest only payments for the first twelve months, at the interest rate of 6.16%.  After that, the agreement calls for monthly payments of principal and interest of $200,910 through November 2016 and a balloon payment in December 2016 for the remaining balance due.

(D)          Mortgage Payable – Bank Maturing December 2030

In December 2005, AP&F NY entered into a mortgage agreement in the amount of $4,624,027 to be used to refinance and consolidate previously existing debt.  The loan provides for interest and principal payments in the amount of approximately $30,900.  The loan bears interest of 6.4% per annum and the repayment term is through December 2030.

Annual principal maturities of long-term debt are as follows:

Year ending December 31,
2008	$100,716
2009	1,130,211
2010	1,292,517
2011	1,375,483
2012	1,463,782
Thereafter	28,174,245
$33,536,954

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

7.             Capitalized Lease - Gilpin

The Company leases property and a building from ALIP under a capital lease.  The obligation under a capital lease at December 31, 2007 consist of the following:

December 31,	2007
Property and building lease expiring through January 2026, payable in monthly installments of $32,000 including imputed interest at a rate of 6.7%	$4,019,216
Less: Current maturities of capital lease obligation	118,301
Obligation under capitalized lease, net of current maturities	$3,900,915

Future minimum payments under the obligation are as follows:

Year ending December 31,
2008	$384,000
2009	384,000
2010	384,000
2011	384,000
2012	384,000
Thereafter	$5,024,000
Total minimum lease payments	$6,944,000
Less: Amount representing interest	2,924,784
Present value of net minimum lease payment	$4,019,216

8.             Shareholders’ Loans Payable

Shareholders’ loans are subordinated to the banks, due on demand and are non-interest bearing (See Notes 5 and 6).

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

9.             Commitments and Contingencies

(a)            Operating leases

In April 2007, AP&F entered into a six month operating lease for the use of a building in Hauppauge, New York for warehousing.  In October 2007, the lease was extended through April 16, 2008.  Minimum annual rentals under this lease amount to approximately $266,000 per annum.

Rental expense charged to operations was approximately $201,000 for the year ended December 31, 2007.

(b)            Litigation

The Company is a party to various litigation matters arising in the ordinary course of business.  In the opinion of management, the outcome of these litigation matters will not have a material adverse effect on the Company’s financial position.

10.           Significant Concentrations

(a)            Major customers

During the year ended December 31, 2007, sales to three major customers accounted for approximately 51% of revenues and 58% of accounts receivable.

(b)            Major vendors

During the year ended December 31, 2007, the Company purchased approximately 66% of its merchandise from four major suppliers.  If the Company’s relationship with these suppliers were disrupted, the Company believes it could purchase from other suppliers without negative impact on its business.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

11.           Common Stock and Additional Paid-in Capital

December 31,	2007
Common stock:
Atlantic Paper & Foil Corp. of NY – no par value, 200 shares authorized, 100 shares issued and outstanding	$500
Consumer Licensing Corporation – no par value, 200 shares, authorized, 100 shares issued and outstanding	5,000
$5,500
Additional paid-in capital:
Atlantic Paper & Foil Corp. of NY	$178,703

12.            Tax Expense and Retained Earnings

AP&F and CLC, accrual basis taxpayers, have elected to be treated as “S” Corporations and the shareholders have consented to include their respective shares of AP&F and CLC’s taxable income in their individual tax returns.  In addition, Atlantic Paper & Foil, LLC, ALP, APFG, Blue and 260G have been organized as limited liability companies and accordingly, the members will include their respective membership interests of Atlantic Paper & Foil, LLC, ALP and APFG taxable income in their individual tax returns.  The Company provides for certain New York State corporate-level income taxes.

Retained earnings at December 31, 2007 includes approximately $9,372,000 of previously taxed income which may be distributed tax-free to shareholders.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

13.           Statement of Cash Flows

(a)            Supplemental disclosures of cash flow information are as follows:

Cash paid during the year for:

Year ended December 31,	2007
Interest	$1,683,598
Taxes	$3,596

Non cash financing and investing activities:

(b)            During the year ended December 31, 2007, the Company purchased fixed assets with a total cost of $25,768,015, of which $22,622,129 was in exchange for debt instruments.  (See Note 6).

(c)            Unrealized gain on marketable securities of $445,235 for December 31, 2007.

See accompanying independent accountants’ review report.

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

14.            Restatement

Subsequent to the issuance of the 2007 combined financial statements, the predecessor auditors restated the 2006 combined financial statements to properly reflect a capital lease and related income statement adjustments and to accrue 2005 State of Georgia job tax credits.

In our originally issued 2007 combined financial statements we showed the above corrections as a prior period adjustment and also reflected as a prior period adjustment the 2006 State of Georgia job tax credits.  We have restated our 2007 combined financial statements to reflect the 2006 job tax credits as a 2007 income statement adjustment in the amount of $399,000.  The effect of the restatement increased net income for 2007 by the $399,000.

See accompanying independent accountants’ review report.

AUDITED COMBINED FINANCIAL STATEMENTS

Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

As of December 31, 2006 and for the Years Ended December 31, 2006 and

2005 with Report of Registered Public Accounting Firm

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Audited Combined Financial Statements

As of December 31, 2006 and for the Years Ended

December 31, 2006 and 2005

Contents

Report of Registered Public Accounting Firm	1

Audited Combined Financial Statements

Combined Balance Sheet	2
Combined Statements of Operations	4
Combined Statements of Changes in Shareholders’ Equity and Members’ Capital	5
Combined Statements of Cash Flows	6
Notes to Combined Financial Statements	7

Report of Registered Public Accounting Firm

To the Board of Directors

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Hauppauge, New York

We have audited the accompanying combined balance sheet of Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Atlantic Lakeside Properties, LLC (collectively the “Companies”) as of December 31, 2006 and the related combined statements of operations, changes in shareholders’ equity and members’ capital and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at December 31, 2006 and the combined results of their operations and their cash flows for each of the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young
Hartford, Connecticut

September 18, 2008

1

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Balance Sheet

December 31, 2006

Assets
Current assets:
Cash and cash equivalents	$7,756,967
Accounts receivable – trade, net of allowance for uncollectible amounts of $28,715	7,969,347
Inventories, net	5,723,493
Prepaid expenses and other current assets	108,525
Due from related parties	172,584
Total current assets	21,730,916

Property, plant and equipment, net	34,507,878

Other assets:
Deposits	452,598
Other assets	467,915
920,513

Total assets	$57,159,307

2

Liabilities and Shareholders’ Equity and Members’ Capital
Current liabilities:
Current maturities of bank notes and loans payable	$1,394,110
Current maturities of capital lease obligation	110,656
Current maturities of long-term debt	527,567
Accounts payable	8,280,812
Accrued expenses	1,725,745
Total current liabilities	12,038,890

Commitments and contingencies (Note 14)

Other liabilities:
Bank notes and loans payable, less current maturities	2,307,749
Long-term debt, less current maturities	23,213,464
Capital lease obligation	4,019,216
Shareholders’ loans payable	1,875,000
Total other liabilities	31,415,429
Total liabilities	43,454,319

Shareholders’ equity and members’ capital:
Common stock, no par value, 400 shares authorized, 110 shares issued and outstanding	5,500
Additional paid-in capital	178,703
Retained earnings and members’ capital	13,520,785
Total shareholders’ equity and member’s capital	13,704,988
Total liabilities and shareholders’ equity and members’ capital	$57,159,307

See accompanying notes to combined financial statements.

3

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Operations

	Years Ended December
	2006	2005

Net sales	$71,348,191	$66,332,185
Cost of sales	51,747,467	49,786,828
Gross profit	19,600,724	16,545,357

Operating expenses:
Selling and delivery	4,849,973	4,498,612
General and administrative	4,516,050	3,850,186
Total operating expenses	9,366,023	8,348,798
Operating income	10,234,701	8,196,559

Other income (expenses):
Interest income	110,666	16,210
Interest expense	(1,164,834)	(845,469)
Other income (expense), net	(110,000)	13,315
Total other expenses - net	(1,164,168)	(815,944)
Income before tax expense	9,070,533	7,380,615

Tax expense	425	200
Net income	$9,070,108	$7,380,415

See accompanying notes to combined financial statements.

4

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Shareholders’ Equity and Members’ Capital

For the Years Ended December 31, 2006 and 2005

	Common Stock	Additional Paid-in Capital	Retained Earnings and Members’ Capital	Total Shareholders’ Equity and Members’ Capital

Balance, December 31, 2004	5,500	178,703	5,430,787	5,614,990
Net income			7,380,415	7,380,415
Distributions to stockholders			(4,667,000)	(4,667,000)
Balance, December 31, 2005	5,500	178,703	8,144,202	8,328,405
Net income			9,070,108	9,070,108
Distributions to stockholders			(3,693,525)	(3,693,525)
Balance, December 31, 2006	$5,500	$178,703	$13,520,785	$13,704,988

See accompanying notes to combined financial statements.

5

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Cash Flows

	Years Ended December
	2006	2005
Cash flows from operating activities
Net income	$9,070,108	$7,380,415
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,017,688	2,470,594
Changes in assets and liabilities:
Accounts receivable - trade	(1,093,287)	(1,134,931)
Inventories	309,507	(1,088,351)
Prepaid expenses and other current assets	171,791	(229,196)
Deposits and other assets	(795,387)	154,456
Accounts payable	(128,742)	(2,715,373)
Accrued expenses and taxes payable	(179,002)	811,917
Due from related parties	(172,584)	4,071,055
Total adjustments	1,129,984	2,340,171
Net cash provided by operating activities	10,200,092	9,720,586

Cash flows from investing activities
Capital expenditures	(13,620,015)	(1,405,003)
Proceeds from sale of property and equipment	67,339	60,000
Net cash used in investing activities	(13,552,676)	(1,345,003)

Cash flows from financing activities
Distributions to stockholders	(3,693,525)	(4,667,000)
Repayment of bank notes payable	(1,560,084)	(1,789,601)
Proceeds from bank notes payable	293,017	338,414
Proceeds from long-term debt	17,602,058
Repayment of long-term debt	(4,194,517)	(533,836)
Principal payment under capital lease obligation	(111,821)
Net cash (used in) provided by financing activities	8,335,128	(6,652,023)
Net increase in cash and cash equivalents	4,982,544	1,723,560

Cash and cash equivalents, beginning of year	2,774,423	1,050,863
Cash and cash equivalents, end of year	$7,756,967	$2,774,423

See accompanying notes to combined financial statements.

6

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements

December 31, 2006

1. Basis of Financial Statement Presentation

The combined financial statements include the accounts of Atlantic Paper & Foil Corp. of NY, (“AP&F NY”), Consumer Licensing Corporation, (“CLC”), Atlantic Paper & Foil, LLC (“AP&F LLC”), Atlantic Paper & Foil of Georgia, LLC (“APFG”) and Atlantic Lakeside Properties, LLC (“ALP”). APFG and ALP were formed in December 2002 as part of a real property purchase and sale agreement between APFG, ALP and AP&F and an unrelated third party (Note 4). The financial statements of these entities (collectively referred to as the “Company” or “Companies”) are being presented on a combined basis due to common ownership and control. All significant intercompany balances and transactions have been eliminated.

2. Summary of Significant Accounting Policies

Description of Business

The Companies, except ALP, are engaged in the manufacture, conversion and sale of paper products and packaging material. ALP owns and manages the Thomaston Georgia facility.

Revenue Recognition

Sales are recognized upon the shipment of finished goods to customers. Allowances for cash discounts and returns are recorded in the period in which the related sale is recognized.

Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States. The accounting principles used require the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting periods presented. The Company believes in the quality and reasonableness of its critical accounting policies and estimates; however, actual results could differ materially from the estimates made.

Cash and Cash Equivalents

The Company considers all highly liquid cash instruments purchased with a maturity of three months or less to be cash equivalents.

7

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due for products sold. The accounts receivable are due under normal trade terms requiring payment within 30 days from the invoice date. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible and any balances determined to be uncollectible are written off. Although no assurance can be given as to the collectibility of the accounts receivable, based on the information available, management believes all balances and reserves are fairly stated and reasonable.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

Advertising Costs

Advertising costs are charged to expense in the year incurred and amounted to approximately $2,240 and $3,400 for the years ended December 31, 2006 and 2005, respectively.

Property, Plant, Equipment and Depreciation

Property, plant and equipment is stated at cost. Depreciation is computed using both straight-line and accelerated methods over the estimated useful lives of the assets as follows: land improvements 15 years; buildings and improvements 7- 39 years; machinery and equipment 3 - 7 years; office furniture and fixtures 3 - 7 years; automobiles 5 years and aircraft 20 years.

Long-Lived Assets

Long-lived assets are evaluated annually for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written-down to fair value. No such impairment existed in 2006.

8

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Taxes on Income

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under this standard, deferred taxes on income are provided for those items for which the reporting period and methods for income tax purposes differ from those used for financial statement purposes using the asset and liability method. Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

The Company has elected to be taxed as an S Corporation or Partnership for federal tax purposes; therefore, federal taxes on the Company’s income are the responsibility of the individual stockholders or partners. The Company is liable for certain state taxes.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of temporary cash investments and accounts receivable.

The Company places its temporary cash investments with financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”). At times, such investments were in excess of the FDIC insurance limit.

Concentrations of credit risk with respect to trade receivables are limited due to the diverse group of manufacturers, wholesalers and retailers to whom the Companies sell, other than as it relates to our major customers (Note 10). The Companies review a customer’s credit history and other public information where available before extending credit. The Companies establish an allowance for doubtful accounts based upon factors such as the credit risk of specific customers, historical trends, other information and past bad debt history. Actual bad debt write-offs have historically been within the Companies’ expectations.

9

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Shipping and Handling Costs

The Company includes freight out as a component of selling and delivery expenses which amounted to approximately $2,941,000 and $2,529,000 for the years ended December 31, 2006 and 2005, respectively. Freight in costs are included in costs of sales.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and bank debt approximate fair value; given the current nature of these instruments.

Deferred Financing Costs

Eligible costs associated with obtaining debt financing are capitalized and amortized over the related term of the applicable debt instruments, approximating the effective interest method.

Government Grants

The Company treats a grant received for the purchase of machinery and equipment and employment incentives, which is subject to defined repayment conditions, as a liability. The Company will reduce the liability against the depreciation recognized associated with the assets purchased with the grant funds and the compensation expense recognized, as the Company reaches the defined capital expenditure and employment thresholds and therefore, satisfies the conditions for which repayment is no longer required.

10

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

3. Inventories

Inventories as of December 31, 2006 are summarized as follows:

Raw materials	$2,923,555
Finished goods	3,059,938
5,983,493

Less: Inventory reserves	(260,000)
$5,723,493

4. Related Party Transactions

A corporation related through common ownership provides shipping and handling services to the Company. The Company purchased approximately $575,000 and $439,000 in shipping and handling services from this related party in 2006 and 2005, respectively.

Prior to 2006, the Company purchased and sold paper products to an affiliate, in which the Company’s shareholders have a 100% equity interest. During 2005, the Company purchased and sold approximately $1,733,000 and $8,000, respectively.

As of December 31, 2006, the Company had a due from Atlantic Paper Mills of New Hampshire, LLC, an affiliate, of approximately $173,000, which was primarily to fund the operations of the mill.

11

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

5. Property, Plant and Equipment

Property, plant and equipment as of December 31, 2006 consists of the following:

Land and land improvements	$2,617,534
Buildings and building improvements	11,085,646
Machinery, equipment and production fixtures	23,186,640
Office furniture and equipment	320,888
Automobiles	556,913
Airplane	12,852,058
50,619,679
Less: accumulated depreciation and amortization	16,111,801
Net property and equipment	$34,507,878

Depreciation and amortization expense totaled $3,017,688 and $2,470,594 for the years ended December 31, 2006 and 2005, respectively, which includes the amortization of the capitalized lease.

Property and building under capitalized lease consists of the following as of December 31, 2006:

Land	$424,169
Buildings	3,817,524
4,241,693
Less: accumulated amortization	(205,074)
Net property and equipment	$4,036,619

6. Bank Notes Payable and Term Loans

Bank notes payable and term loans as of December 31, 2006 consist of the following:

Term note maturing November 2007 (A)	$607,961
Term note maturing August 2009 (B)	1,969,712
Term note maturing November 2009 (C)	953,742
Term note maturing January 2010 (D)	170,444
3,701,859

Less: current portion	1,394,110
$2,307,749

12

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

6. Bank Notes Payable and Term Loans (continued)

(A)    In May 2003, APFG signed three term notes for $1,990,000, the proceeds of which were used to pay for equipment. The notes provides for 60 monthly payments of $38,361 each, including interest at the rate of 5.88% per annum.

(B)    In August 2004, ALP entered into a term note in the amount of $3,100,000 for the purchase of equipment. The note provides for 60 monthly payments of $60,402 each commencing December 2004, including interest at the rate of 5.98% per annum. The note is collateralized by the equipment.

(C)    In September 2004, AP&F NY entered into a term note in the amount of $820,000 for the purchase of equipment. The note provides for 60 monthly payments of $16,006 each commencing December 2004, including interest at the rate of 6.40% per annum. The note is collateralized by the equipment.

(D)    In January 2005, AP&F LLC entered into a term note in the amount of $260,000 for the purchase of equipment. The note provides for 60 monthly payments of $5,112 each, commencing February 2005, including interest at the rate of 6.70% per annum. The note is collateralized by the equipment.

Annual principal maturities of the Company’s bank notes payable and term loans are as follows:

Year ending December 31:
2007	$1,394,110
2008	1,159,418
2009	1,021,844
2010	71,734
2011	54,753
$3,701,859

13

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

7. Long-Term Debt

Long-term debt as of December 31, 2006 consists of the following:

Second Mortgage (A)	$4,750,000
GE Capital Loan - Airplane (B)	12,743,643
Thomaston Development Authority Edge Grant (C)	1,700,000
Mortgage payable - bank maturing December 2030 (D)	4,547,388
23,741,031

Less: current portion	527,567
$23,213,464

(A)                   Second Mortgage:

In September 2006, APFC NY entered into a second mortgage agreement in the amount of $4,750,000. The loan provides for interest only payments for the first twenty-four months, at the interest rate of 7.05%. After that, the agreement calls for monthly payments of principal and interest of $34,200 through September 2025 and a balloon payment in October 2025 for the remaining balance due.

(B)                   GE Capital Loan - Airplane:

In September 2006, AP&F LLC entered into a loan agreement for $12,852,000 in connection with an airplane purchase. The loan provides for monthly payments of principal and interest through August 2016 of $107,200 and a balloon payment in September 2016 for the remaining balance due. The loan bears interest at 6.65% per annum.

14

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

7. Long-Term Debt (continued)

(C)                   Edge Grant:

Borrowings issued by the Thomaston Development Authority in connection with the Thomaston facility purchase are non-interest bearing and contain repayment features subject to minimum annual levels of capital investment and employee workforce through 2010. Repayment of the Edge grant is predicated on a pro-rata portion of the above thresholds not being met through 2010. If the threshold criteria is met throughout the term of the grant, no repayment is warranted. At December 31, 2006 and 2005, the entire grant has been classified as a long-term debt. Although the Companies have achieved some investment and workforce levels through 2006, there is uncertainty as to whether they will achieve the investment and workforce thresholds as outlined in the agreement through 2010 and the impact that will have on the required repayment.

(D)                   Mortgage Payable - Bank Maturing December 2030:

In December 2005, AP&F NY entered into a mortgage agreement in the amount of $4,624,027 to be used to refinance and consolidate previously existing debt. The loan provides for interest and principal payments in the amount of approximately $30,900. The loan bears interest at 6.4% per annum and the repayment term is through December 2030.

Annual principal maturities of long-term debt are as follows:

Year ending December 31:
2007	$527,567
2008	590,885
2009	689,492
2010	736,856
2011	787,476
Thereafter	20,408,755
$23,741,031

8. Shareholders’ Loans Payable

Shareholders’ loans are subordinated to the banks, due on demand and are non-interest bearing (Notes 6 and 7).

15

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

9. Leases

In April 2002, AP&F and CLC entered into a ten year operating lease with Atlantic Long Island Properties, Inc. (“ALIP”), a related party, for the use of certain land and buildings in Hauppauge, New York for manufacturing and warehousing. In December of 2005, the lease was amended to extend the term through January 31, 2026. In accordance with SFAS No. 13, Accounting for Leases, the modification resulted in a change in lease type from operating to capital. Accordingly, the land and building values were capitalized concurrently with the corresponding capital lease obligation. The lease is payable in monthly installments of $32,000 including imputed interest at a rate of 6.7%. As of December 31, 2006, the obligation under the capital lease was $4,129,872, of which $110,656 was current. Future minimum lease payments under the obligation are as follows:

Year ending December 31:
2007	$384,000
2008	384,000
2009	384,000
2010	384,000
2011	384,000
Thereafter	5,408,000
Total minimum lease payments	7,328,000

Less: amount representing interest	3,198,128
Present value of net minimum lease payments	4,129,872

Less: current maturities	110,656
Non-current lease obligation	$4,019,216

Rental expense charged to operations for the operating lease was approximately $78,000 and $516,000 for the years ended December 31, 2006 and 2005, respectively.

16

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

10. Major Customers and Suppliers

During the years ended December 31, 2006 and 2005, the Company had three customers with net sales exceeding 10% of combined net sales for the respective year.  In 2006, Dolgen, ALDI, and Wakefern accounted for 28.8%, 15.8%, and 11.8%, respectively, of net sales, while in 2005, these same three customers accounted for 33.4%, 15.7%, and 11.7%, respectively, of net sales.

The Company had three suppliers with purchases exceeding 10% of combined purchases during the years ended December 31, 2006 and 2005.  In 2006, Trebor, Inc., Erving Paper Mills, and Irving Tissue Co. accounted for 27.9%, 14.6%, and 14.5%, respectively, of combined purchases, while in 2005, these same three suppliers accounted for 20.9%, 14.1%, and 10.8%, respectively, of combined purchases.

11. Common Stock and Additional Paid-in Capital

Common stock and additional paid-in capital as of December 31, 2006 consists of the following:

Common stock:
Atlantic Paper & Foil Corp. of NY - no par value, 200 shares authorized, 10 shares issued and outstanding	$500
Consumer Licensing Corporation - no par value, 200 shares, authorized, 100 shares issued and outstanding	5,000
$5,500
Additional paid-in capital:
Atlantic Paper & Foil Corp. of NY	$178,703

The limited liability company agreements of AP&F LLC, APFG, and ALP, provide that the Members of the respective entities are not liable for the liabilities of these entities beyond amounts contributed.

17

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

12. Taxes on Income

AP&F NY and CLC, accrual basis taxpayers, have elected to be treated as “S” Corporations and the shareholders have consented to include their respective shares of AP&F NY and CLC’s taxable income and loss in their individual tax returns. In addition, AP&F LLC, ALP and APFG have been organized as limited liability companies, which have elected to be treated as partnerships for tax purposes and accordingly, the members will include taxable income and loss from their respective membership interests of AP&F LLC, ALP and APFG in their individual tax returns. The Company provides for certain New York State corporate-level income taxes.

13. Statement of Cash Flows

(a)               Supplemental disclosures of cash flow information are as follows:

Cash paid during the year for:

	Years Ended December
	2006	2005

Interest	$1,164,834	$845,469

Taxes	$425	$200

(b)               Supplemental disclosures of non-cash investing and financing activities as follows:

	Years Ended December
	2006	2005

Capital lease	$4,241,693	—

14. Commitments and Contingencies

Through the normal course of operations, the Company is party to various litigation activities. Given the status of these procedures, the criteria for accrual of any potential loss have not been satisfied and therefore, the Company has not established an accrual for any such loss in the combined financial statements at December 31, 2006.

18